UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27, 2004

BULL RUN CORPORATION

(Exact name of registrant as specified in its charter)

GEORGIA	0-9385	58-2458679

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4370 PEACHTREE ROAD, ATLANTA, GEORGIA	30319

(Address of principal executive offices)	(Zip Code)

(404) 266-8333

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On October 27, 2004, the board of directors of Bull Run Corporation (the “Company”) appointed Thomas J. Stultz as a director to fill the position vacated upon the resignation of Gordon D. Whitener in July 2004. In July 2004, Mr. Stultz replaced Mr. Whitener as President and Chief Executive Officer of Host Communications, Inc., the Company’s wholly-owned operating company.

There is no arrangement or understanding between Mr. Stultz and other persons, pursuant to which Mr. Stultz was selected as a director. Mr. Stultz has not been named, nor is he expected to be named, to any committee of the Company’s board of directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 29, 2004	BULL RUN CORPORATION
	By:	/s/ FREDERICK J. ERICKSON
Frederick J. Erickson
Vice President - Finance, Chief Financial Officer, Treasurer and Assistant Secretary